Prospectus Supplement

John Hancock Funds II

U.S. Growth Fund

Supplement dated January 1, 2019 to the current Prospectus, as may be supplemented

On September 13, 2018, the Board of Trustees (the “Board”) of John Hancock Funds II, of which U.S. Growth Fund (“U.S. Growth”) is a series, voted to recommend that the shareholders of U.S. Growth approve a reorganization, which is expected to be tax-free, of U.S. Growth into John Hancock U.S. Quality Growth Fund (“U.S. Quality Growth,” formerly Strategic Growth Fund, and, together with U.S. Growth, the “Funds”), a series of John Hancock Funds III, as described below (the “Reorganization”). U.S. Growth shareholders of record as of December 17, 2018, were entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about March 13, 2019, U.S. Growth would transfer all of its assets to U.S. Quality Growth in exchange for corresponding shares of U.S. Quality Growth. U.S. Quality Growth would also assume substantially all of U.S. Quality Growth’s liabilities. The corresponding shares of U.S. Quality Growth would then be distributed to U.S. Growth’s shareholders, and U.S. Growth would be terminated. If approved by U.S. Growth’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 12, 2019 (the “Closing Date”). Further information regarding the proposed Reorganization was contained in a proxy statement/prospectus, which was available as of December 1, 2018.

U.S. Growth will remain open to purchases and redemptions from existing shareholders until the Closing Date. As of October 31, 2018, U.S. Growth no longer accepts orders from new investors to purchase shares of U.S. Growth Fund. However, discretionary fee-based advisory programs that include U.S. Growth as an investment option as of the close of business on October 31, 2018, may continue to make U.S. Growth shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of U.S. Growth.

To satisfy an Internal Revenue Service requirement, U.S. Growth hereby designates the maximum amount of the net long term gains earned, if any, as a capital gain dividend with respect to U.S. Growth’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding U.S. Growth or Strategic Growth, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, and risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.